Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


                Date of Report January 12, 1998
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware                     1-9874             94-2213782
(State of other          (Commission File         (IRS Employer
 jurisdiction of          Number)                  Identification No.)
 incorporation)


 302 South 36th Street, Suite 400,          Omaha, NE      68131
           (Address of principal executive offices)      Zip Code


Registrant's Telephone Number, including area code:    (402) 341-4500


                              N/A
 (Former name or former address, if changed since last report)

Item 5.  Other Events

     On January 12, 1998, the Registrant announced that the Government of Indonesia issued a Presidential Decree which had the effect of placing unit one of the Patuha geothermal power project back on reviewed status. The project is majority owned by Patuha Power Ltd, a wholly owned indirect subsidiary of the Registrant. A press release issued by the Registrant is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     Exhibit 1 - Press Release dated January 12, 1998

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CalEnergy Company, Inc.




                                   By: \s\ Douglas L. Anderson
                                   Douglas L. Anderson
                                   Assistant Secretary and
                                   Assistant General Counsel




Dated: January 12, 1998